Post-retirement benefits - Summary of total amount recognised in other comprehensive income before tax (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of net defined benefit liability (asset) [Abstract]
Actuarial gains/(losses)	$ (1,295)	$ 1,382	$ (855)
Return on assets (net of interest on assets)	1,033	(527)	894
Gain/(loss) on application of asset ceiling	0	52	(33)
Total gain/(loss) recognised in other comprehensive income	$ (262)	$ 907	$ 6